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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11

       (1)    Title of each class of securities to which transaction applies:
              __________________________________________________________________

       (2)    Aggregate number of securities to which transaction applies:
              __________________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________________________

       (4)    Proposed maximum aggregate value of transaction:
              __________________________________________________________________

       (5)    Total fee paid:
              __________________________________________________________________

[ ]    Fee paid previously with preliminary materials:__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:
              ______________________________________________

       (2)    Form, Schedule or Registration Statement No.:
              ______________________________________________

       (3)    Filing Party:
              ______________________________________________

       (4)    Date Filed:
              ______________________________________________

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450


      For questions about the proposals or voting your shares, please call Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, toll-free at 1-866-540-0938.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2002

To the Shareholders:

     A Special Meeting of Shareholders (the "Meeting") of Seligman Communications and Information Fund, Inc., a Maryland corporation (the "Fund"), will be held at 100 Park Avenue, on November 1, 2002 at 10:00 A.M., for the following purposes:

     (1) To elect twelve Directors;

     (2) To ratify or reject the selection of Deloitte & Touche LLP as auditors of the Fund for 2002;

     (3) To act on proposals to amend or eliminate certain of the Fund's fundamental investment restrictions; and

     (4) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

     The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                           By order of the Board of Directors,

                                           /s/ Frank J. Nasta
                                           -----------------------------
                                                           Secretary


Dated:  New York, New York, October 1, 2002


                            -----------------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                                 October 1, 2002



               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2002


      This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Communications and Information Fund, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, on November 1, 2002. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October 1, 2002.


      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted (i) for the election of twelve Directors, (ii) for the ratification of the selection of auditors, (iii) for proposals to amend or eliminate certain of the Fund's fundamental investment restrictions, and (iv) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to the Fund (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting, submitting a subsequent telephone vote, submitting a subsequent internet vote or giving notice in person at the Meeting.

      The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Fund had outstanding 123,090,283 shares of Class A capital stock, 54,136,842 shares of Class B capital stock, 11,520,527 shares of Class C capital stock, 39,978,443 shares of Class D capital stock and 589,829 shares of Class I capital stock, each share being entitled to one vote. All such classes will vote together as a single class on all matters brought before the Meeting.

      For all matters on which a vote of a majority of the Fund's shares outstanding and entitled to vote is required (Proposal 3), an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required (Proposal 2) and for the election of Directors (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

      In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by November 1, 2002, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.


     The Fund's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Fund's distributor is Seligman Advisors, Inc. The Fund's shareholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450.


      If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Fund undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.

                             A. ELECTION OF DIRECTORS
                             ------------------------
                                  (Proposal 1)

      The Fund's Board of Directors (the "Board") is presently comprised of twelve Directors. At the Meeting, these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

     It is the intention of the persons named in the accompanying form of Proxy to vote for the election of John R. Galvin, Paul C. Guidone, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, Leroy C. Richie, James Q. Riordan, Robert L. Shafer, James N. Whitson and Brian T. Zino. Each of the foregoing individuals has consented to be a nominee. Each of the nominees, with the exception of Messrs. Guidone and Richie, previously has been elected by the shareholders at the Fund's special meeting of shareholders held in 1995. Messrs. Guidone and Richie were elected by the Board on May 16, 2002 and September 21, 2000, respectively. Each of the nominees has been recommended by the Director Nominating Committee of the Board.

      Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

Information about each of the Directors of the Fund appears below.

                   INFORMATION REGARDING NOMINEES FOR ELECTION

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
   NAME (AGE) AND        LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,     BE OVERSEEN
 POSITION WITH FUND*   SERVED AS DIRECTOR           DIRECTORSHIPS AND OTHER INFORMATION         BY DIRECTOR
 -------------------   ------------------    ------------------------------------------------  -------------
INDEPENDENT DIRECTOR NOMINEES

  John R. Galvin (73)   1995 to Date         DEAN  EMERITUS,  FLETCHER  SCHOOL  OF  LAW  AND        61
       DIRECTOR                              DIPLOMACY  AT TUFTS  UNIVERSITY,  MEDFORD,  MA.
   [PHOTO OMITTED]                           General Galvin is a Director or Trustee of each
                                             of the  investment  companies  of the  Seligman
                                             Group of Funds.+ He is also  Chairman  Emeritus
                                             of the  American  Council  on  Germany.  He was
                                             formerly a Governor of the Center for  Creative
                                             Leadership;  a  Director  of  Raytheon  Company
                                             (defense  and  commercial  electronics);  and a
                                             Trustee of the Institute for Defense  Analysis.
                                             From June 1987 to June 1992, he was the Supreme
                                             Allied     Commander,     Europe     and    the
                                             Commander-in-Chief,   United  States   European
                                             Command.


 Alice S. Ilchman (67)  1991 to Date         PRESIDENT  EMERITUS,  SARAH  LAWRENCE  COLLEGE,        61
       DIRECTOR                              BRONXVILLE,  NY. Dr.  Ilchman is a Director  or
   [PHOTO OMITTED]                           Trustee of each of the investment  companies of
                                             the  Seligman  Group  of  Funds.+  She is  also
                                             Director  of the  Jeannette  K.  Watson  Summer
                                             Fellowships  (summer  internships  for  college
                                             students);  a  Trustee  of  Save  the  Children
                                             (nonprofit  child-assistance  organization) and
                                             the  Committee  for  Economic  Development;   a
                                             Governor  of the  Court  of  Governors,  London
                                             School  of  Economics;  and a  Director  of the
                                             Public  Broadcasting  Service  (PBS).  She  was
                                             formerly  the   Chairman  of  the   Rockefeller
                                             Foundation   (charitable   foundation)   and  a
                                             Director of New York Telephone Company.


Frank A. McPherson (69) 1995 to Date         RETIRED   CHAIRMAN   OF  THE  BOARD  AND  CHIEF        61
       DIRECTOR                              EXECUTIVE  OFFICER OF  KERR-MCGEE  CORPORATION,
   [PHOTO OMITTED]                           OKLAHOMA   CITY,  OK  (A   DIVERSIFIED   ENERGY
                                             COMPANY).   Mr.  McPherson  is  a  Director  or
                                             Trustee of each of the investment  companies of
                                             the  Seligman  Group  of  Funds.+  He is also a
                                             Director   of   Conoco   Inc.   (oil   and  gas
                                             exploration  and  production),  Integris Health
                                             (owner of  various  hospitals),  BOK  Financial
                                             (bank holding company), Oklahoma Chapter of the
                                             Nature  Conservancy,  Oklahoma Medical Research
                                             Foundation,  Boys and Girls Clubs of  Oklahoma,
                                             Oklahoma  City Public  Schools  Foundation  and
                                             Oklahoma    Foundation    for   Excellence   in
                                             Education.   He  was  formerly  a  Director  of
                                             Kimberly-Clark Corporation (consumer products).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
   NAME (AGE) AND        LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,     BE OVERSEEN
 POSITION WITH FUND*   SERVED AS DIRECTOR           DIRECTORSHIPS AND OTHER INFORMATION         BY DIRECTOR
 -------------------   ------------------    ------------------------------------------------  -------------

  John E. Merow (72)    1982 to Date         RETIRED CHAIRMAN AND SENIOR PARTNER, SULLIVAN &        61
       DIRECTOR                              Cromwell, New York, NY (law firm). Mr. Merow is
   [PHOTO OMITTED]                           a Director or Trustee of each of the investment
                                             companies of the  Seligman  Group of Funds.+ He
                                             is also a Director of Commonwealth  Industries,
                                             Inc. (manufacturer of aluminum sheet products);
                                             Director and  Treasurer  of the Foreign  Policy
                                             Association; Director Emeritus of the Municipal
                                             Art Society of New York;  Trustee and Secretary
                                             of the U.S. Council for International Business;
                                             Trustee  of  New  York-Presbyterian   Hospital;
                                             Trustee    and    Vice    Chairman    of    New
                                             York-Presbyterian  Healthcare System, Inc.; and
                                             a Member  of the  American  Law  Institute  and
                                             Council on Foreign Relations.


 Betsy S. Michel (60)   1984 to Date         ATTORNEY,   GLADSTONE,  NJ.  Ms.  Michel  is  a             61
       DIRECTOR                              Director or Trustee of the investment companies
   [PHOTO OMITTED]                           of  the  Seligman  Group  of  Funds.+  She is a
                                             Trustee of the  Geraldine  R. Dodge  Foundation
                                             (charitable  foundation)  and  World  Learning,
                                             Inc. (charitable foundation).  She was formerly
                                             Chairman  of  the  Board  of  Trustees  of  St.
                                             George's School (Newport, RI).


 Leroy C. Richie (61)   2000 to Date         CHAIRMAN  AND  CHIEF   EXECUTIVE   OFFICER,   Q        60
       DIRECTOR                              STANDARDS  WORLDWIDE,   INC.,  BIRMINGHAM,   MI
   [PHOTO OMITTED]                           (LIBRARY OF TECHNICAL STANDARDS). Mr. Richie is
                                             a Director or Trustee of each of the investment
                                             companies of the Seligman Group of Funds,+ with
                                             the exception of Seligman Cash Management Fund,
                                             Inc.  He  is  also  a  Director  of  Kerr-McGee
                                             Corporation (a diversified  energy company) and
                                             Infinity,   Inc.  (oil  and  gas  services  and
                                             exploration);  and  Director  and  Chairman  of
                                             Highland  Park  Michigan  Economic  Development
                                             Corp.  He was  formerly  a Trustee  of New York
                                             University Law Center Foundation; Vice Chairman
                                             of the Detroit  Medical  Center and the Detroit
                                             Economic  Growth  Corp;  and Chairman and Chief
                                             Executive    Officer   of    Capital    Coating
                                             Technologies,     Inc.     (applied     coating
                                             technologies).  From  1990  through  1997,  Mr.
                                             Richie was Vice President and General  Counsel,
                                             Automotive    Legal   Affairs,    of   Chrysler
                                             Corporation.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
   NAME (AGE) AND        LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,     BE OVERSEEN
 POSITION WITH FUND*   SERVED AS DIRECTOR           DIRECTORSHIPS AND OTHER INFORMATION         BY DIRECTOR
 -------------------   ------------------    ------------------------------------------------  -------------
 James Q. Riordan (75)  1991 to Date         DIRECTOR,  VARIOUS  ORGANIZATIONS,  STUART, FL.        61
       DIRECTOR                              Mr. Riordan is a Director or Trustee of each of
    [PHOTO OMITTED]                          the investment  companies of the Seligman Group
                                             of Funds.+ He is also a Director  or Trustee of
                                             the   Houston    Exploration    Company    (oil
                                             exploration)  and the  Committee  for  Economic
                                             Development.  He was formerly  Vice Chairman of
                                             Mobil      Corporation      (petroleum      and
                                             petrochemicals);   Co-Chairman  of  the  Policy
                                             Council of the Tax  Foundation;  a Director and
                                             President  of Bekaert  Corporation  (high-grade
                                             steel cord, wire and fencing  products);  and a
                                             Director   or  Trustee   of  Tesoro   Petroleum
                                             Companies,  Inc.,  Dow  Jones &  Company,  Inc.
                                             (business   and   financial   news),    KeySpan
                                             Corporation  (diversified  energy and  electric
                                             company),  the  Brooklyn  Museum and the Public
                                             Broadcasting Service (PBS).


 Robert L. Shafer (70)  1982 to Date         RETIRED  VICE  PRESIDENT  OF PFIZER  INC.,  NEW        61
       DIRECTOR                              YORK,  NY  (PHARMACEUTICALS).  Mr.  Shafer is a
    [PHOTO OMITTED]                          Director  or Trustee of each of the  investment
                                             companies of the Seligman Group of Funds.+ From
                                             1987 through 1997, Mr. Shafer was a Director of
                                             USLIFE Corporation (life insurance).


 James N. Whitson (67)  1993 to Date         RETIRED  EXECUTIVE  VICE  PRESIDENT  AND  CHIEF        61
       DIRECTOR                              OPERATING OFFICER OF SAMMONS ENTERPRISES, INC.,
   [PHOTO OMITTED]                           DALLAS, TX (DIVERSIFIED  HOLDING COMPANY).  Mr.
                                             Whitson is a Director or Trustee of each of the
                                             investment  companies of the Seligman  Group of
                                             Funds.+ He is also a Director and Consultant of
                                             Sammons  Enterprises,  Inc.  and a Director  of
                                             C-SPAN   (cable   television    networks)   and
                                             CommScope,   Inc.   (manufacturer   of  coaxial
                                             cable).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
   NAME (AGE) AND        LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,     BE OVERSEEN
 POSITION WITH FUND*   SERVED AS DIRECTOR           DIRECTORSHIPS AND OTHER INFORMATION         BY DIRECTOR
 -------------------   ------------------    ------------------------------------------------  -------------
INTERESTED DIRECTOR NOMINEES

Paul C. Guidone** (44)   May 2002 to Date    MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,        60
       DIRECTOR                              J. & W. SELIGMAN & CO. INCORPORATED,  NEW YORK,
    [PHOTO OMITTED]                          NY. Mr.  Guidone  is a  Director  or Trustee of
                                             each  of  the   investment   companies  of  the
                                             Seligman Group of Funds,+ with the exception of
                                             Seligman Cash Management  Fund, Inc. He is also
                                             a  member  of  the  Association  of  Investment
                                             Management  and Research,  the New York Society
                                             of Security  Analysts and the London Society of
                                             Investment   Professionals.   He  was  formerly
                                             Deputy   Chairman  and  Group  Chief  Executive
                                             Officer of HSBC Asset  Management and, prior to
                                             that,  Managing  Director and Chief  Investment
                                             Officer of Prudential Diversified Investments.


William C. Morris** (64) 1988 to Date        CHAIRMAN,  J. & W. SELIGMAN & CO. INCORPORATED,         61
DIRECTOR, CHAIRMAN OF THE                    NEW YORK,  NY. Mr. Morris is Chairman and Chief
    BOARD AND CHIEF                          Executive  Officer  of each  of the  investment
   EXECUTIVE OFFICER                         companies  of the  Seligman  Group  of  Funds;+
    [PHOTO OMITTED]                          Chairman  of  Seligman   Advisors,   Inc.   and
                                             Seligman Services, Inc. (broker-dealer);  and a
                                             Director  of  Seligman  Data  Corp.  He is also
                                             Chairman of Carbo  Ceramics Inc.  (manufacturer
                                             of ceramic  proppants for oil and gas industry)
                                             and a Director  of  Kerr-McGee  Corporation  (a
                                             diversified energy company).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
   NAME (AGE) AND        LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,     BE OVERSEEN
 POSITION WITH FUND*   SERVED AS DIRECTOR           DIRECTORSHIPS AND OTHER INFORMATION         BY DIRECTOR
 -------------------   ------------------    ------------------------------------------------  -------------
 Brian T. Zino** (50)    1993 to Date        DIRECTOR AND PRESIDENT,  J. & W. SELIGMAN & CO.         61
DIRECTOR AND PRESIDENT                       INCORPORATED,   NEW  YORK,   NY.  Mr.  Zino  is
   [PHOTO OMITTED]                           President of each of the  investment  companies
                                             of the  Seligman  Group  of  Funds,+  with  the
                                             exception of Seligman  Quality  Municipal Fund,
                                             Inc. and Seligman  Select  Municipal Fund, Inc.
                                             He is also a Director or Trustee of each of the
                                             investment  companies of the Seligman  Group of
                                             Funds;  Chairman of Seligman Data Corp.;  and a
                                             Director  of  Seligman   Advisors,   Inc.   and
                                             Seligman Services, Inc. (broker-dealer).  He is
                                             also a Member of the Board of  Governors of the
                                             Investment  Company  Institute  and Chairman of
                                             ICI Mutual Insurance Company.


--------------
+ The Seligman Group of Funds consists of twenty-three registered investment companies (comprising sixty-one portfolios), including the Fund.

*   The address for each nominee is 100 Park Avenue, New York, New York 10017.

** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with the Manager and its affiliates.

      Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND FUNDS OF COMPLEX


      As of September 16, 2002, the nominees beneficially owned shares of the Fund and the investment companies of the Seligman Group of Funds as follows:


                                                                        AGGREGATE DOLLAR RANGE OF SHARES OWNED IN
                                DOLLAR RANGE OF COMMON SHARES OF THE       FUNDS OVERSEEN OR TO BE OVERSEEN BY
          NAME OF NOMINEE               FUND OWNED BY NOMINEE                   NOMINEE IN SELIGMAN GROUP
          ---------------       ------------------------------------    ------------------------------------------
INDEPENDENT DIRECTOR NOMINEES


John R. Galvin                              $1-$10,000                                 $10,001-$50,000
Alice S. Ilchman                            $50,001-$100,000                           Over $100,000
Frank A. McPherson                          $50,001-$100,000                           Over $100,000
John E. Merow                               Over $100,000                              Over $100,000
Betsy S. Michel                             $50,001-$100,000                           Over $100,000
Leroy C. Richie                             $1-$10,000                                 $10,001-$50,000
James Q. Riordan                            $10,001-$50,000                            Over $100,000
Robert L. Shafer                            Over $100,000                              Over $100,000
James N. Whitson                            $10,001-$50,000                            Over $100,000


INTERESTED DIRECTOR NOMINEES


Paul C. Guidone                             None                                       $50,001-$100,000
William C. Morris                           Over $100,000                              Over $100,000
Brian T. Zino                               Over $100,000                              Over $100,000

      As of September 16, 2002, all Directors and officers of the Fund as a group beneficially owned 7.46% of the Fund's Class I shares, less than 1% of the Fund's Class A shares and none of the Fund's Class B, Class C or Class D shares.

      As of September 16, 2002, none of the independent Director nominees or their immediate family members owned any shares of the Manager or Seligman
Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

BOARD COMMITTEES

      The Board of Directors met six times during the Fund's 2001 fiscal year. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

     BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Fund. The Committee met five times during the Fund's 2001 fiscal year. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel.

      AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met twice during the Fund's 2001 fiscal year. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel.

      DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met once during the Fund's 2001 fiscal year. Members of this Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE FUND

      Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Paul H. Wick (39)                     1990 to Date            Mr. Wick is a Director  and  Managing  Director of the
VICE PRESIDENT AND                                            Manager.   He  is  also  Vice  President  of  Seligman
PORTFOLIO MANAGER                                             Portfolios,   Inc.  and   Portfolio   Manager  of  its
                                                              Communications  and Information  Portfolio.  He joined
                                                              the  Manager  in 1987 as an  Associate  in  Investment
                                                              Research.



Lawrence P. Vogel (46)              VP: 1992 to Date          Mr.  Vogel is Senior  Vice  President  and  Treasurer,
VICE PRESIDENT                     Treas: 2000 to Date        Investment  Companies,  of the  Manager  and  is  Vice
AND TREASURER                                                 President  and  Treasurer  of each  of the  investment
                                                              companies  of  the  Seligman  Group  of  Funds  and of
                                                              Seligman  Data  Corp.  He  was  formerly  Senior  Vice
                                                              President, Finance, of the Manager, Seligman Advisors,
                                                              Inc.  and  Seligman  Data Corp.;  Vice  President  and
                                                              Treasurer  of  Seligman   International,   Inc.;  Vice
                                                              President of Seligman Services, Inc.; and Treasurer of
                                                              Seligman Henderson Co.



Thomas G. Rose (44)                   2000 to Date            Mr. Rose is Senior  Vice  President,  Finance,  of the
VICE PRESIDENT                                                Manager,  Seligman  Advisors,  Inc. and Seligman  Data
                                                              Corp. He is Vice  President of each of the  investment
                                                              companies of the Seligman  Group of Funds.  He is also
                                                              Vice  President  of Seligman  International,  Inc. and
                                                              Seligman Services,  Inc. Formerly, he was Treasurer of
                                                              each of the investment companies of the Seligman Group
                                                              of Funds and Seligman Data Corp.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Frank J. Nasta (37)                   1994 to Date            Mr. Nasta is General  Counsel,  Senior Vice President,
SECRETARY                                                     Law and  Regulation  and  Corporate  Secretary  of the
                                                              Manager.  He is  Secretary  of each of the  investment
                                                              companies of the Seligman  Group of Funds.  He is also
                                                              Corporate   Secretary  of  Seligman  Advisors,   Inc.,
                                                              Seligman Services, Inc., Seligman International,  Inc.
                                                              and  Seligman  Data Corp.  He was  formerly  Corporate
                                                              Secretary of Seligman Henderson Co.

------------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.
** All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

REMUNERATION OF DIRECTORS AND OFFICERS


      Directors of the Fund who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Fund and the other investment companies in the Seligman Group of Funds. For the fiscal year ended December 31, 2001, the Fund paid each Director a retainer fee of $10,884 per year. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephone attendance at certain meetings), the amount of which is shared by the Fund and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Directors may elect to defer receipt of their fees pursuant to the Fund's Deferred Compensation Plan for Directors. Total directors' fees paid by the Fund for the fiscal year ended December 31, 2001 were as follows:


NUMBER OF DIRECTORS                                                                          AGGREGATE DIRECT
      IN GROUP                    CAPACITY IN WHICH REMUNERATION WAS RECEIVED                  REMUNERATION
--------------------------------------------------------------------------------------------------------------
         10                           Directors and Members of Committees                        $109,530

      Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2001 were as follows:

                                        AGGREGATE     PENSION OR RETIREMENT BENEFITS    TOTAL COMPENSATION FROM
                                      COMPENSATION        ACCRUED AS PART OF FUND            FUND AND FUND
NAME                                    FROM FUND                EXPENSES                      COMPLEX*
----                                  ------------    ------------------------------    ------------------------
John R. Galvin                          $ 11,156                   -0-                         $94,500
Alice S. Ilchman                          11,201                   -0-                          88,500
Frank A. McPherson                        11,130                   -0-                          90,000
John E. Merow+                            11,156                   -0-                          94,500
Betsy S. Michel                           11,156                   -0-                          91,500
James C. Pitney+                          11,102                   -0-                          87,000
Leroy C. Richie                            9,297                   -0-                          90,000
James Q. Riordan                          11,102                   -0-                          87,000
Robert L. Shafer                          11,074                   -0-                          85,500
James N. Whitson+                         11,156                   -0-                          93,000
                                        --------
                                        $109,530
                                        ========

      No compensation is paid by the Fund to Directors or officers of the Fund who are employees of the Manager.

-------------
* In fiscal year 2001 there were twenty-three registered investment companies (comprising sixty-one portfolios) of the Seligman Group of Funds.


+ Mr. Merow, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2001 of $36,724, with respect to the Fund, in his deferred plan account, including earnings. Mr. Pitney, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1993, had a balance as of December 31, 2001 of $9,700, with respect to the Fund, in his deferred plan account, including earnings. Mr. Pitney retired from the Board effective May 16, 2002. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Fund and other investment companies of the Seligman Group of Funds. As of December 31, 2001, Mr. Whitson had deferred $60,161, with respect to the Fund, including earnings.

      The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the nominees.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE FUND.

              B. RATIFICATION OR REJECTION OF SELECTION OF AUDITORS
              -----------------------------------------------------
                                  (Proposal 2)

      The Audit Committee of the Board has recommended, and the Board, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Fund for 2002. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

      Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Fund and provided tax-related services to the Fund. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager, and Seligman Data Corp., the shareholder service agent for the Fund, which is partially owned by certain other investment companies in the Seligman Group of Funds (together, the "Affiliated Service Providers").

      In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                          FEES FOR SERVICES TO THE FUND

      AUDIT FEES. For the fiscal year ended December 31, 2001, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $71,500.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $2,000 for tax-related services.


              FEES FOR SERVICES TO THE AFFILIATED SERVICE PROVIDERS

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $119,800 for all other non-audit services rendered on behalf of the Manager, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $87,500 related to attestation and internal control compliance testing, $11,800 related to tax compliance and consultation services and $20,500 related to other services.

      The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF
        THE SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS OF THE FUND.


            C. PROPOSALS TO AMEND OR ELIMINATE CERTAIN OF THE FUND'S
            --------------------------------------------------------
                       FUNDAMENTAL INVESTMENT RESTRICTIONS
                       -----------------------------------
                             (Proposals 3(a) - 3(m))

      The Board has approved, and recommends that shareholders of the Fund approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of the Fund.

      The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, that may be changed only by shareholder vote. The Board has analyzed each of the Fund's current fundamental restrictions and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide the Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the Fund to operate more efficiently and make it easier to monitor its own compliance.

      The  proposed  revisions  to  the  Fund's  fundamental   restrictions  are
described below. The proposals are organized in three categories:

      o  Fundamental restrictions that the Board recommends amending,

      o Fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and

      o  Fundamental restrictions that the Board recommends eliminating.

      Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the Fund. The advantages of making a restriction non-fundamental are discussed below.

      Exhibit A contains those of the Fund's current fundamental restrictions for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders are requested to vote on each proposal separately.

      Although the proposed changes will allow the Fund greater flexibility to respond to future investment opportunities, most of the proposed changes are not expected to modify the way the Fund is currently managed. The Manager has recommended to the Board and the Board has authorized the Fund, subject to shareholder approval, to invest in other investment companies and certain options for certain limited purposes in managing the Fund, as discussed below. However, the use of any other types of options or any other types of derivative instruments is subject to the prior approval of the Board. The Board does not anticipate that the proposed changes, individually or in the aggregate, will materially change the level of risk associated with investing in the Fund, although the use of certain commodities and options contracts by the Fund would involve the risk of loss, and to the extent the Board, in the future, authorizes the use of other investment techniques their use may result in losses to the Fund. Nor does the Board anticipate that the proposed changes will, individually or in the aggregate, materially change the manner in which the Fund is managed. If they are adopted, the Fund will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.

      For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If any proposal is not approved by shareholders, then the applicable current fundamental restriction, as set forth in Exhibit A, will remain unchanged.

               PROPOSALS TO AMEND CERTAIN FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide the Fund with greater flexibility so as to respond to future legal, regulatory, market or technical changes. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. Fundamental restrictions may be changed only by a vote of the shareholders.

      PROPOSAL 3(A): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING
                           INVESTMENTS IN COMMODITIES

      The Fund currently has a fundamental restriction that prohibits it from purchasing or selling commodities and commodity contracts.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the Fund to purchase or sell commodities or commodities contracts to the extent permissible under applicable law and interpretations, as they may be amended from time to time. The Manager is currently not aware of any laws that restrict the Fund's ability to purchase or sell commodities or commodities contracts, although the Fund would be required to satisfy certain requirements as described in Proposal 3(c) in order to purchase or sell such instruments. In addition, regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool" for a registered investment company, such as the Fund, provided that the investment company's transactions in commodities and commodities contracts are for the purpose of hedging (to protect a portfolio against declines in value) or fall within specified limits and certain other requirements are satisfied. The Board has adopted a non-fundamental restriction, set forth in Exhibit A, that the Fund may invest in commodities and commodities contracts only to the extent permissible under this exemption. The Board has also adopted a non-fundamental policy regarding the Fund's use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for the Fund to engage in transactions in options and other derivatives if they are of a type that the Fund has not previously utilized.

      Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the Fund has no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys a financial futures contract, and the contract is settled in cash, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for the underlying asset or index and the future market price, or index value, if the future market price or index value is higher. If the future market price or index value is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the contract. In addition, options may be purchased and sold on futures contracts. Funds typically utilize financial futures contracts and options related to such contracts for hedging or investment purposes.

      If shareholders approve this proposal, the Manager intends to seek Board approval for the Fund to utilize certain futures contracts and options thereon and potentially other types of derivative instruments that could be viewed as commodities or commodities contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity would be subject to prior approval of the Board and further subject to the limits imposed by the exemption from the Commodity Exchange Act, as described above. Using these financial instruments and similar instruments for investment purposes can involve substantial risks. For example, derivative instruments can present investment risk to the Fund if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, the Fund could lose substantially more than this original margin deposit. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to the Fund, and only after any of those activities are described in the Fund's Prospectus or Statement of Additional Information filed with the SEC.

PROPOSAL 3(B): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING THE PURCHASE OF SECURITIES ON MARGIN

      The Fund currently has a fundamental restriction that prohibits it from purchasing securities on margin.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to provide that the Fund may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemption therefrom which may be granted by the SEC.

      A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call", pursuant to which the fund must either deposit additional cash collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

      The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction will not have an immediate effect on the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.

PROPOSAL 3(C): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING BORROWING

      The Fund currently has a fundamental restriction that prohibits it from borrowing money, except in an amount not to exceed one-third of the value of its total assets less liabilities other than such borrowing.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the Fund to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the Fund's ability to engage in such transactions.

      The Fund's present fundamental restriction on borrowing is similar to the limitations imposed by the 1940 Act. The principal difference is that the 1940 Act permits a fund to borrow up to an additional 5% of its total assets for temporary purposes. This temporary borrowing may be from a bank or other sources. There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

      Currently, the Fund's only arrangement for borrowing is its participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for the Fund to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

PROPOSAL 3(D): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING LENDING

      The Fund currently has a fundamental restriction that prohibits it from making loans, with the exception of loans of portfolio securities. Other exceptions to this restriction include the purchase of notes, bonds or other evidences of indebtedness, and the entry into repurchase agreements or deposits with banks, to the extent that these may be considered loans.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the Fund to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other restrictions on the Fund's ability to make loans.

      Lending of portfolio securities may result in income to the Fund, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose the Fund to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.

      The Manager may in the future recommend to the Board and to the boards of directors of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible only if the Fund's current fundamental restriction regarding lending is revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

           PROPOSAL 3(E): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION
                             REGARDING UNDERWRITING

      The Fund currently has a fundamental restriction that prohibits it from underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in disposing of a portfolio security.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the Fund to underwrite the securities of other issuers to the extent the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

      The primary purpose of the proposal is to clarify that the Fund is not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, the Fund may technically be considered an underwriter under the federal securities laws.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

PROPOSAL 3(F): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING PURCHASES OR SALES OF REAL ESTATE

      The Fund currently has a fundamental restriction that prohibits it from purchasing or holding real estate.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to permit the Fund to invest in securities secured by real estate or interests therein or issued by persons that deal in real estate or interests therein. The amendment would expressly permit the Fund to invest in real estate investment trusts ("REITs").

      A REIT is a company, which may be publicly traded, that invests in a portfolio of real estate properties, mortgages or both. REITs may specialize in certain kinds of property (or related mortgages), such as houses, apartments, shopping centers, or offices. They engage professional managers to supervise their investments. REITs are afforded special treatment under federal tax law, most notably in that earnings are not taxed at the REIT level but instead at the shareholder level. While REITs may offer a relatively high yield, an investment in a REIT involves certain risks, particularly price volatility. In addition, if the Fund invests in REITs, the Fund's shareholders will bear a proportionate share of the REITs expenses (such as management, legal and audit fees) in addition to the Fund's expenses.


      The Manager may also determine that certain other securities that are secured by real estate or interests therein, or issued by persons that deal in real estate or interests therein, are potentially attractive investments for the Fund. Amending this fundamental restriction as proposed would permit the Fund to make such investments. Investments of this sort may involve special risks. In particular, real estate assets tend to be relatively illiquid. Companies that invest in real estate may have difficulty selling their assets. This could adversely affect the value of securities of such companies held by the Fund.


      Because the Manager has no current plans for the Fund to invest in REITs or otherwise to change the Fund's current practices with respect to real estate-related investments, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

PROPOSAL   3(G):  TO  AMEND  THE  FUND'S   FUNDAMENTAL   RESTRICTION   REGARDING
DIVERSIFICATION

      The Fund currently has a fundamental restriction that prohibits it from investing more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities. The Fund is also prohibited, under this fundamental restriction, from buying more than 10% of the voting securities of any issuer.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the Fund to make any investment consistent with the Fund's classification as a diversified investment company under the 1940 Act.

      The Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of the Fund's total assets, the Fund invests in cash, cash items, obligations of the US government, its agencies, or instrumentalities, securities of other investment companies and "other securities". These "other securities" (which, in practice, represent substantially all of the Fund's portfolio) are subject to two additional requirements. Specifically, the Fund may not invest more than 5% of its total assets in the securities of a single issuer, and the Fund may not hold more than 10% of an issuer's outstanding voting securities.

      The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in the Fund's portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that the Fund perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, the Fund would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of the Fund's assets in a single issuer's securities would increase the Fund's exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of investing more than 5% of the Fund's total assets in the securities of any one issuer.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

           PROPOSAL 3(H): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION
                        REGARDING INDUSTRY CONCENTRATION

      The Fund currently has a fundamental restriction that prohibits it from investing more than 25% of its total assets at market value in any one industry, except that the Fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to clarify that this 25% limitation on industry concentration is a "25% or more" and not a "more than 25%" limitation and that it also does not apply to securities issued or guaranteed by the US Government or any of its agencies or instrumentalities.

      A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

      The Fund does not, under normal market conditions, invest a significant proportion of its assets in US government securities or those issued by its agencies or instrumentalities. It may do so, however, for temporary defensive purposes during times of adverse market conditions. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

  PROPOSALS TO ELIMINATE CERTAIN FUNDAMENTAL RESTRICTIONS BECAUSE THE BOARD HAS
                  ADOPTED SIMILAR NON-FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. In each case, the Board has adopted a similar non-fundamental restriction. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the Fund's Prospectus or Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way the Fund is managed. The Board believes the Fund will benefit from having these restrictions as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law, regulations or the market, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.

         PROPOSAL 3(I): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION
                             REGARDING SHORT SALES

      The Fund currently has a fundamental restriction that prohibits it from selling securities short.

      Certain state laws previously required the Fund to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit A, to allow the Fund to sell securities short or maintain a short position to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to engage in short sales, although the Fund would be required to satisfy certain requirements as described in Proposal 3(c) in order to engage in short sales.

      In a short sale, a fund sells a security it does not own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

      The use of short sales by the Fund could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position.

      Because the Manager does not currently intend to seek Board approval to sell securities short or maintain a short position, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.

PROPOSAL 3(J): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING CONTROL
                          OR MANAGEMENT OF ANY COMPANY

      The Fund currently has a fundamental restriction that prohibits it from investing to control or manage any company.

      Certain state laws previously required the Fund to have a fundamental restriction concerning investing to control or manage a company, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit A, to allow the Fund to invest for the purpose of controlling or managing any company to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to invest for the purpose of controlling or managing any company.

      If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. The recommended change will allow the Fund to make such acquisitions, under circumstances that the Manager deems appropriate. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

      The Manager does not currently intend to seek Board approval to invest for the purpose of controlling or managing any company. Therefore, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager may seek Board approval to invest for this purpose in the future, however, if appropriate investment opportunities arise.

                 PROPOSALS TO ELIMINATE FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. Eliminating these restrictions will provide the Fund with greater flexibility to respond to future legal, regulatory, market or technical changes.

      The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the Fund and to conform the restrictions to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restrictions listed below would be in the best interests of the Fund.

         PROPOSAL 3(K): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION
                       REGARDING TRANSACTIONS IN OPTIONS

      The Fund currently has a fundamental restriction that prohibits it from writing or purchasing put, call, straddle or spread options. The exception to this restriction permits the Fund to purchase put options solely for the purpose of hedging against a decline in the price of securities held in the Fund's portfolio.

      The Board recommends that this restriction be eliminated to allow the Fund to engage in options transactions to the extent they are permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to engage in options transactions, although the Fund would be required to satisfy certain requirements as described in Proposal 3(c) in order to engage in options transactions. As discussed below, the Board has adopted a non-fundamental operating policy regarding the Fund's use of derivatives, under which the Fund may not engage in new types of derivative transactions, including those involving options, without the Board's approval.

      An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

      Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

      Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested (i.e., the premium). A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price).

      Under the Fund's derivatives policy, the Manager must seek Board approval for the Fund to engage in transactions in options and other derivatives if they are of a type that the Fund has not previously utilized. Pursuant to this policy, the Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Fund be permitted to purchase put options, call options, put spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security). Because of the substantial risks involved in options transactions, options strategies will be permissible only if the Manager and the Board determine that their use is advisable. If this fundamental restriction is eliminated, the Fund's use of options strategies that the Board has approved will broaden the scope of the securities or instruments in which the Fund may invest and may affect the day-to-day management of the Fund and its investment performance.

    PROPOSAL 3(L): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING
                    INVESTMENT IN OTHER INVESTMENT COMPANIES

      The Fund currently has a fundamental restriction that prohibits it from investing in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors.

      The Board recommends that this restriction be eliminated to allow the Fund to invest in securities issued by other investment companies to the extent permissible under applicable law.

      The Fund would continue to remain subject to the limitations on investments in other investment companies imposed by the 1940 Act. Under the 1940 Act, investment in securities issued by other investment companies is strictly limited; however, a fundamental restriction regarding investment in other investment companies is not required. In brief, absent special relief from the SEC, the 1940 Act prohibits the Fund from holding more than 3% of the outstanding voting securities of another invest ment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

      If the Fund invests in other investment companies, the Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses.

      The Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Fund be permitted to invest, from time to time, in exchange-traded funds ("ETFs"), within the limits prescribed by the 1940 Act, if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. Investments in ETFs are relatively liquid and may be attractive to the Fund at certain times. For example, the Fund might temporarily invest cash in an ETF before the cash is used to meet redemption requests or to pay dividends. In this way, the cash may be invested in securities that Seligman expects to earn a return that is better aligned with the Fund's investment objective than alternative short-term investments. Eliminating this fundamental restriction is not otherwise expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

    PROPOSAL 3(m): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING
                             MORTGAGES AND PLEDGES

      The Fund currently has a fundamental restriction that prohibits it from mortgaging or pledging any of its assets. The exception to this restriction permits mortgaging or pledging assets to the extent necessary to effect permitted borrowings of up to 15% of its total assets on a secured basis.

      The Board recommends that this restriction be eliminated to allow the Fund to mortgage or pledge its assets to the extent permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to mortgage or pledge assets. The Fund may pledge assets in connection with certain borrowings and derivatives transactions, but any such pledges are not expected to constitute a significant part of the Fund's investment activities.

      Mortgages and pledges of assets can involve substantial risks. In particular, if the Fund were to default on its payment obligation under an instrument that is secured by a mortgage or pledge of the Fund's assets, the counterparty could foreclose on those assets. The loss of the assets could adversely affect the Fund's performance. However, the Manager has advised the Board that it does not expect transactions involving mortgages or pledges to become a significant part of the Fund's investment activity.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 3(a)-3(m).

                                D. OTHER MATTERS
                                ----------------

      The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Shareholder proposal properly presented at the Meeting.

      A shareholder proposal intended to be represented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.

                                   E. EXPENSES
                                   -----------

      The Fund will bear the cost of soliciting Proxies except as noted below. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Fund, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in soliciting shareholders on behalf of the Fund at an anticipated cost of $410,000, payable by the Fund.

                                          By order of the Board of Directors,


                                          /s/ Frank J. Nasta
                                          ------------------
                                                   Secretary

                             ----------------------

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A

          FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

      The following chart outlines the Fund's current fundamental restrictions for which revisions are proposed, and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 3(a) through 3(m) in the Proxy Statement.

----------------------------------------------------------------------------------------------------------------------
                    CURRENT RESTRICTIONS                                   PROPOSED RESTRICTIONS
----------------------------------------------------------------------------------------------------------------------
(a)   The Fund may not purchase or sell commodities            The Fund may not purchase or sell commodities or
       and commodity contracts.                                commodity contracts, except to the extent permissible
                                                               under applicable law and interpretations, as they may
                                                               be amended from time to time.

                                                               In addition, the Board has adopted the following
                                                               non-fundamental policy: The Fund may purchase and sell
                                                               commodities and commodity contracts only to the extent
                                                               that such activities do not result in the Fund being a
                                                               "commodity pool" as defined in the Commodity Exchange
                                                               Act and the Commodity Futures Trading Commission's
                                                               regulations and interpretations thereunder.

                                                               The Fund has adopted the following non-fundamental
                                                               policy: The Manager must seek Board approval to invest
                                                               in any new type of commodity if it is of a type the
                                                               Fund has not previously utilized.
----------------------------------------------------------------------------------------------------------------------
(b)   The Fund may not purchase securities on "margin".        The Fund may not purchase securities on margin except
                                                               as permitted by the 1940 Act or any rule thereunder,
                                                               any SEC or SEC staff interpretations thereof or any
                                                               exemptions therefrom which may be granted by the SEC.
----------------------------------------------------------------------------------------------------------------------
(c)   The Fund may not borrow money,  except in an amount      The Fund may not issue senior securities or borrow
      not to exceed one-third of the value of its total        money, except as permitted by the 1940 Act or any rule
      assets, less liabilities other than such borrowing.      thereunder, any SEC or SEC staff interpretations
                                                               thereof or any exemptions therefrom which may be
                                                               granted by the SEC.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                    CURRENT RESTRICTIONS                                   PROPOSED RESTRICTIONS
----------------------------------------------------------------------------------------------------------------------
(d)   The Fund may not make loans, except loans of portfolio   The Fund may not make loans, except as permitted by the
      securities and except to the extent the purchase of      1940 Act or any rule thereunder, any SEC or SEC staff
      notes, bonds or other evidences of indebtedness, the     interpretations thereof or any exemptions therefrom
      entry into repurchase agreements or deposits with banks  which may be granted by the SEC.
      may be considered loans.
----------------------------------------------------------------------------------------------------------------------
(e)   The Fund may not underwrite the securities of other      The Fund may not underwrite the securities of other
      issuers, except insofar as the Fund may be deemed an     issuers, except insofar as the Fund may be deemed an
      underwriter under the 1933 Act in disposing of a         underwriter under the 1933 Act in disposing of a
      portfolio security.                                      portfolio security or in connection with investments in
                                                               other investment companies.
----------------------------------------------------------------------------------------------------------------------
(f)   The Fund may not purchase or hold real estate.           The Fund may not purchase or hold any real estate,
                                                               except the Fund may invest in securities secured by
                                                               real estate or interests therein or issued by persons
                                                               (including real estate investment trusts) which deal in
                                                               real estate or interests therein.
----------------------------------------------------------------------------------------------------------------------
(g)   The Fund may not invest more than 5% of its total assets The Fund may not make any investment inconsistent with
      (taken at market) in securities of any one issuer,       its classification as a diversified company under the
      other than the US  Government, its agencies or           1940 Act.
      instrumentalities or buy more than 10% of the voting
      securities of any issuer.
----------------------------------------------------------------------------------------------------------------------
(h)   The Fund may not invest more than 25% of the value of    The Fund may not invest 25% or more of its total
      its total assets, at market value, in any one industry,  assets, at market value, in the securities of issuers
      except that the Fund will invest at least 25% of the     in any particular industry, provided that this
      value of its total assets in securities of companies     limitation shall exclude securities issued or
      principally engaged in the communications, information   guaranteed by the US Government or any of its agencies
      and related industries, except when investing for        or instrumentalities.
      temporary defensive purposes.
----------------------------------------------------------------------------------------------------------------------
(i)   The Fund may not sell "short".                           The restriction has been adopted as a non-fundamental
                                                               restriction and will be eliminated as a fundamental
                                                               restriction.
----------------------------------------------------------------------------------------------------------------------
(j)   The Fund may not invest to control or manage any         The restriction has been adopted as a non-fundamental
      company.                                                 restriction and will be eliminated as a fundamental
                                                               restriction.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                    CURRENT RESTRICTIONS                                      PROPOSED RESTRICTIONS
----------------------------------------------------------------------------------------------------------------------------
(k)   The Fund may not write or purchase put, call, straddle      The restriction will be eliminated.
      or spread options except that the Fund may purchase put
      options solely for the purpose of hedging against a         The Fund has adopted the following non-fundamental policy:
      decline in the price of securities held in the Fund's       The Manager must seek Board approval to invest in any
      portfolio.                                                  new type of option if it is of the type the Fund has not
                                                                  previously utilized.
----------------------------------------------------------------------------------------------------------------------------
(l)   The Fund may not invest in securities issued by other       The restriction will be eliminated.
      investment companies, except in connection with a merger,
      consolidation, acquisition or reorganization or for the
      purpose of hedging the Fund's obligations under its
      deferred compensation plan for directors.
----------------------------------------------------------------------------------------------------------------------------
(m)   The Fund may not mortgage or pledge any of its assets,      The restriction will be eliminated.
      except to the extent necessary to effect permitted
      borrowings of up to 15% of its total assets on a secured
      basis.
----------------------------------------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

                      [This page intentionally left blank]

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


                                    SELIGMAN
                                 COMMUNICATIONS
                                      AND
                                  INFORMATION
                                   FUND, INC.

                           Notice of Special Meeting
                                of Shareholders
                                      and
                                Proxy Statement
                        --------------------------------
                           Time:  November 1, 2002
                                  10:00 A.M.
                        --------------------------------
                           Place: Offices of the Fund
                                  100 Park Avenue
                                  New York, NY 10017


--------------------------------------------------------------------------------
Please  date,  fill in and  sign  the  enclosed  proxy  card  and mail it in the enclosed return envelope which requires no postage if mailed in the United States. You can also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions.
--------------------------------------------------------------------------------

PROXY

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                       100 Park Avenue, New York, NY 10017



                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., to be held November 1, 2002 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.



                                        DATED
                                                  ----------------------, 2002

                                        ---------------------------------------
                                        Signature

                                        ---------------------------------------
                                        Signature

                                        Please sign exactly as your name(s)
                                        appear(s) on this proxy. Only one
                                        signature is required in case of a joint account. When signing in a representative capacity, please give title.


                              (CONTINUED ON THE REVERSE SIDE)

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-----------------------------------------------    ----------------------------------------------
                  VOTE BY TELEPHONE                                VOTE BY TELEPHONE
1.   Read the Proxy Statement and have this        1.   Read the Proxy Statement and have this
     card on hand                                       card on hand
2.   Call toll-free 1-800-690-6903                 2.   Go to www.proxyweb.com
3.   Enter the control number shown on the         3.   Enter the control number shown on the
     reverse side and follow the simple                 reverse side and follow the simple
     instructions                                       instructions
4.   Keep this card for your records               4.   Keep this card for your records
-----------------------------------------------    ----------------------------------------------

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.


1.     ELECTIONS OF DIRECTOR NOMINEES:                      [ ] FOR          [ ] WITHOLD     [ ] WITHOLDING       1.
                                                            all nominees     all nominees    AUTHORITY
                                                                                             for individual
       01)  John R. Galvin       05)  John E. Merow        09)  James Q. Riordan             nominees listed
       02)  Paul C. Guidone      06)  Betsy S. Michel      10)  Robert L. Shafer
       03)  Alice S. Ilchman     07)  William C. Morris    11)  James N. Whitson
       04)  Frank A. McPherson   08)  Leroy C. Richie      12)  Brian T. Zino


(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------


                                                                       FOR        AGAINST     ABSTAIN
2.     Ratification of the selection of Deloitte & Touche LLP          [ ]          [ ]         [ ]         2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(a).
       restriction regarding investments in commodities.

3(b).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(b).
       restriction regarding the purchase of securities on
       margin.
3(c).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(c).
       restriction regarding borrowing.

3(d).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(d).
       restriction regarding lending.

3(e).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(e).
       restriction regarding underwriting.

3(f).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(f).
       restriction regarding purchases or sales of real estate.

3(g).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(g).
       restriction regarding diversification.

3(h).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(h).
       restriction regarding industry concentration.

3(i).  To approve the elimination of the Fund's fundamental            [ ]          [ ]         [ ]         3(i).
       restriction regarding short sales.

3(j).  To approve the elimination of the Fund's fundamental            [ ]          [ ]         [ ]         3(j).
       restriction regarding control or management of any
       company.

3(k).  To approve the elimination of the Fund's fundamental            [ ]          [ ]         [ ]         3(k).
       restriction regarding transactions in options.

3(l).  To approve the elimination of the Fund's fundamental            [ ]          [ ]         [ ]         3(l).
       restriction regarding investment in other investment
       companies.

3(m).  To approve the elimination of the Fund's fundamental            [ ]          [ ]         [ ]         3(m).
       restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.